Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Second Quarter 2018

Reference is made to Prudential Financial, Inc.’s (PFI) filings with the Securities and Exchange Commission for general information, and consolidated financial information. All financial information in this document is unaudited.

August 1, 2018

i

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

ii

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

This quarterly financial supplement reflects a name change for the Investment Management Division and Investment Management Segment to PGIM Division and PGIM Segment, respectively.

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Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		%		2017			2018
2018	2017	Change		2Q	3Q	4Q	1Q	2Q
			Pre-tax adjusted operating income (loss) by division:
1,105	641	72%	U.S. Individual Solutions Division	55	727	639	555	550
731	875	-16%	U.S. Workplace Solutions Division	444	309	313	372	359
486	414	17%	PGIM Division	218	259	306	232	254
1,640	1,622	1%	International Insurance Division	823	799	777	856	784
(580)	(664)	13%	Corporate and other operations	(312)	(310)	(463)	(294)	(286)

3,382	2,888	17%	Total pre-tax adjusted operating income	1,228	1,784	1,572	1,721	1,661
744	732	2%	Income taxes, applicable to adjusted operating income	309	461	399	381	363

2,638	2,156	22%	After-tax adjusted operating income	919	1,323	1,173	1,340	1,298

			Reconciling items:
341	(641)	153%	Realized investment gains (losses), net, and related charges and adjustments	(679)	1,164	(581)	64	277
(596)	245	-343%	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	201	85	6	(403)	(193)
503	(157)	420%	Change in experience-rated contractholder liabilities due to asset value changes	(145)	(31)	37	418	85
			Divested businesses:
(40)	16	-350%	Closed Block Division	(18)	33	(4)	(9)	(31)
(1,598)	41	-3998%	Other divested businesses	35	10	(13)	(72)	(1,526)
(49)	(42)	-17%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(14)	(24)	99	(26)	(23)

(1,439)	(538)	-167%	Total reconciling items, before income taxes	(620)	1,237	(456)	(28)	(1,411)
(324)	(212)	-53%	Income taxes, not applicable to adjusted operating income	(184)	339	(3,157)	(29)	(295)

(1,115)	(326)	-242%	Total reconciling items, after income taxes	(436)	898	2,701	1	(1,116)

1,523	1,830	-17%	Income (after-tax) before equity in earnings of operating joint ventures	483	2,221	3,874	1,341	182
37	30	23%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	8	17	(109)	22	15

1,560	1,860	-16%	Income attributable to Prudential Financial, Inc.	491	2,238	3,765	1,363	197
4	8	-50%	Earnings attributable to noncontrolling interests	5	3	100	1	3

1,564	1,868	-16%	Net income	496	2,241	3,865	1,364	200
4	8	-50%	Less: Income attributable to noncontrolling interests	5	3	100	1	3

1,560	1,860	-16%	Net income attributable to Prudential Financial, Inc.	491	2,238	3,765	1,363	197

13.5%	12.3%		Operating Return on Average Equity (based on adjusted operating income) (1)(2)	10.4%	14.7%	12.5%	13.7%	13.1%

(1)	Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amounts included for foreign currency exchange rate remeasurement and certain deferred taxes as described on page 3. The comparable GAAP measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on net income). Return on average equity (based on net income) represents income after-tax, attributable to consolidated Prudential Financial, Inc., as determined in accordance with U.S. GAAP, annualized for interim periods, divided by average total Prudential Financial, Inc. equity. Return on average equity (2) (based on net income) is 1.6%, 10.3%, 28.7%, 18.1%, and 4.1% for the three months ended June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017, and June 30, 2017, respectively.
(2)	2017 amounts have been revised resulting from the elimination of Gibraltar Life’s one-month reporting lag.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2017			2018
2018	2017		2Q	3Q	4Q	1Q	2Q

		Earnings per share of Common Stock (diluted):
6.10	4.88	After-tax adjusted operating income	2.09	3.01	2.69	3.08	3.01
		Reconciling items:
0.79	(1.46)	Realized investment gains (losses), net, and related charges and adjustments	(1.55)	2.68	(1.34)	0.15	0.65
(1.39)	0.56	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	0.46	0.20	0.01	(0.94)	(0.45)
1.17	(0.36)	Change in experience-rated contractholder liabilities due to asset value changes	(0.33)	(0.07)	0.09	0.97	0.20
		Divested businesses:
(0.09)	0.04	Closed Block Division	(0.04)	0.08	(0.01)	(0.02)	(0.07)
(3.72)	0.09	Other divested businesses	0.08	0.02	(0.03)	(0.17)	(3.57)
0.03	0.01	Difference in earnings allocated to participating unvested share-based payment awards	0.01	(0.03)	(0.07)	—	0.02

(3.21)	(1.12)	Total reconciling items, before income taxes	(1.37)	2.88	(1.35)	(0.01)	(3.22)
(0.73)	(0.45)	Income taxes, not applicable to adjusted operating income	(0.40)	0.80	(7.27)	(0.07)	(0.67)

(2.48)	(0.67)	Total reconciling items, after income taxes	(0.97)	2.08	5.92	0.06	(2.55)

3.62	4.21	Net income attributable to Prudential Financial, Inc.	1.12	5.09	8.61	3.14	0.46

420.8	429.1	Weighted average number of outstanding Common shares (basic)	428.3	426.2	423.7	422.0	419.5
429.5	438.1	Weighted average number of outstanding Common shares (diluted)	437.2	435.0	432.7	430.9	428.0

		Earnings calculation, per share of Common Stock:

1,560	1,860	Net income attributable to Prudential Financial, Inc.	491	2,238	3,765	1,363	197
11	9	Earnings related to interest, net of tax, on exchangeable surplus notes	5	4	4	5	6
18	23	Less: Earnings allocated to participating unvested share-based payment awards	7	27	44	16	4

1,553	1,846	Net income attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	489	2,215	3,725	1,352	199

2,638	2,156	After-tax adjusted operating income	919	1,323	1,173	1,340	1,298
11	9	Earnings related to interest, net of tax, on exchangeable surplus notes	5	4	4	5	6
30	26	Less: Earnings allocated to participating unvested share-based payment awards	11	16	14	16	14

2,619	2,139	After-tax adjusted operating income for earnings per share of Common Stock calculation	913	1,311	1,163	1,329	1,290

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2017			2018
2018	2017		2Q	3Q	4Q	1Q	2Q

		Capitalization Data (1):
		Senior Debt:
		Short-term debt	1,779	2,358	1,380	1,383	2,056
		Long-term debt	11,806	10,532	10,550	11,516	10,706
		Junior Subordinated Long-Term Debt	5,820	6,621	6,622	6,627	6,026

		Prudential Financial Inc. Equity:
		Including accumulated other comprehensive income (2)	48,611	50,540	54,236	51,830	48,232
		Excluding accumulated other comprehensive income (2)(3)	32,249	33,942	37,162	37,069	36,577
		Amount included above for remeasurement of foreign currency and certain deferred taxes (4)(5)	(2,889)	(2,758)	(969)	(2,892)	(2,650)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for remeasurement of foreign currency and certain deferred taxes (2)(4)(5)	35,138	36,700	38,131	39,961	39,227

		Book value per share of Common Stock:
		Including accumulated other comprehensive income (2)(6)	111.73	116.70	125.63	120.99	113.59
		Excluding accumulated other comprehensive income (2)(3)(6)	74.34	78.64	86.44	86.86	86.43
		Amount included above for remeasurement of foreign currency and certain deferred taxes (4)(5)	(6.66)	(6.39)	(2.23)	(6.69)	(6.17)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for remeasurement of foreign currency and certain deferred taxes (2)(4)(5)(6)	81.00	85.03	88.67	93.55	92.60

		Number of diluted shares at end of period (6)	433.8	431.6	435.7	432.5	429.0

		Common Stock Price Range (based on closing price):
126.02	113.82	High	109.13	115.23	117.15	126.02	107.62
93.22	102.92	Low	102.92	98.65	107.28	100.64	93.22
93.51	108.14	Close	108.14	106.32	114.98	103.55	93.51

		Common Stock market capitalization (1)	46,176	45,154	48,591	43,595	39,059

(1)	As of end of period.
(2)	2017 amounts have been revised resulting from the elimination of Gibraltar Life’s one-month reporting lag.
(3)	Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(4)	Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.
(5)	Includes $1,678 million impact reported in net income for the fourth quarter of 2017 from the remeasurement of deferred tax assets and liabilities originally established through accumulated other comprehensive income, related to enactment of the Tax Cuts and Jobs Act on December 22, 2017.
(6)	As of the first and second quarters of 2018 and the fourth quarter of 2017, exchangeable surplus notes are dilutive when book value per share is greater than $85.00 (equivalent to an additional 5.88 million in diluted shares and an increase of $500 million in equity). As of the second and third quarters of 2017, exchangeable surplus notes are dilutive when book value per share is greater than $86.92 (equivalent to an additional 5.75 million in diluted shares and an increase of $500 million in equity). See page 37 for more information.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

OPERATIONS HIGHLIGHTS

Year-to-date			2017			2018
2018	2017		2Q	3Q	4Q	1Q	2Q

		Assets Under Management and Administration ($ billions) (1)(2):
		Assets Under Management:
		PGIM Division:
		Institutional customers	461.2	478.3	489.5	489.6	490.8
		Retail customers	231.2	239.9	245.6	246.2	252.0
		General account	412.3	415.7	420.2	420.0	413.3

		Total PGIM Division	1,104.7	1,133.9	1,155.3	1,155.8	1,156.1
		U.S. Individual Solutions Division	114.4	116.7	119.8	115.7	115.7
		U.S. Workplace Solutions Division	85.8	86.9	88.5	86.2	87.6
		International Insurance Division	28.7	28.7	30.0	30.8	28.8

		Total assets under management	1,333.6	1,366.2	1,393.6	1,388.5	1,388.2
		Client assets under administration	188.3	202.4	213.6	218.4	228.7

		Total assets under management and administration	1,521.9	1,568.6	1,607.2	1,606.9	1,616.9

		Assets managed or administered for customers outside of the United States at end of period	341.1	350.5	358.0	373.3	365.7

		Distribution Representatives (1):
		Prudential Advisors	2,921	2,937	2,882	2,958	3,052
		International Life Planners	7,735	7,831	7,831	7,771	7,638
		Gibraltar Life Consultants	8,509	8,327	8,326	8,137	7,938

56	49	Prudential Advisor productivity ($ thousands)	51	53	72	52	60

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

COMBINED STATEMENTS OF OPERATIONS

(in millions)

Year-to-date		%		2017			2018
2018	2017	Change		2Q	3Q	4Q	1Q	2Q

			Revenues (1):
13,348	13,331	0%	Premiums	7,557	7,111	8,720	6,638	6,710
3,145	2,349	34%	Policy charges and fee income	794	1,565	1,604	1,575	1,570
6,741	6,689	1%	Net investment income	3,335	3,345	3,465	3,337	3,404
2,684	2,666	1%	Asset management fees, commissions and other income	1,342	1,340	1,461	1,325	1,359

25,918	25,035	4%	Total revenues	13,028	13,361	15,250	12,875	13,043

			Benefits and Expenses (1):
14,013	13,532	4%	Insurance and annuity benefits	7,386	7,376	9,163	6,853	7,160
1,843	1,873	-2%	Interest credited to policyholders’ account balances	953	927	929	911	932
687	648	6%	Interest expense	326	330	344	340	347
(1,402)	(1,479)	5%	Deferral of acquisition costs	(755)	(653)	(686)	(718)	(684)
1,085	1,143	-5%	Amortization of acquisition costs	662	470	480	530	555
6,310	6,430	-2%	General and administrative expenses	3,228	3,127	3,448	3,238	3,072

22,536	22,147	2%	Total benefits and expenses	11,800	11,577	13,678	11,154	11,382

3,382	2,888	17%	Adjusted operating income before income taxes	1,228	1,784	1,572	1,721	1,661

			Reconciling items:
480	(1,443)	133%	Realized investment gains (losses), net, and related adjustments	(1,377)	1,395	(554)	87	393
(139)	802	-117%	Related charges	698	(231)	(27)	(23)	(116)

341	(641)	153%	Total realized investment gains (losses), net, and related charges and adjustments	(679)	1,164	(581)	64	277

(596)	245	-343%	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	201	85	6	(403)	(193)
503	(157)	420%	Change in experience-rated contractholder liabilities due to asset value changes	(145)	(31)	37	418	85
			Divested businesses:
(40)	16	-350%	Closed Block Division	(18)	33	(4)	(9)	(31)
(1,598)	41	-3998%	Other divested businesses	35	10	(13)	(72)	(1,526)
(49)	(42)	-17%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(14)	(24)	99	(26)	(23)

(1,439)	(538)	-167%	Total reconciling items, before income taxes	(620)	1,237	(456)	(28)	(1,411)

1,943	2,350	-17%	Income before income taxes and equity in earnings of operating joint ventures	608	3,021	1,116	1,693	250
420	520	-19%	Income tax expense (benefit)	125	800	(2,758)	352	68

1,523	1,830	-17%	Income before equity in earnings of operating joint ventures	483	2,221	3,874	1,341	182

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to noncontrolling interests. See pages 35 and 36 for reconciliation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

COMBINING STATEMENTS OF OPERATIONS

(in millions)

	Quarter Ended June 30, 2018
		U.S. Individual	U.S. Workplace		International	Corporate
		Solutions	Solutions	PGIM	Insurance	and Other
	Total	Division	Division	Division	Division	Operations

Revenues (1):
Premiums	6,710	262	2,689	—	3,767	(8)
Policy charges and fee income	1,570	1,236	217	—	129	(12)
Net investment income	3,404	686	1,271	31	1,320	96
Asset management fees, commissions and other income	1,359	533	235	785	72	(266)

Total revenues	13,043	2,717	4,412	816	5,288	(190)

Benefits and Expenses (1):
Insurance and annuity benefits	7,160	737	3,125	—	3,300	(2)
Interest credited to policyholders’ account balances	932	275	435	—	222	—
Interest expense	347	195	9	11	5	127
Deferral of acquisition costs	(684)	(270)	(12)	(1)	(413)	12
Amortization of acquisition costs	555	251	9	2	306	(13)
General and administrative expenses	3,072	979	487	550	1,084	(28)

Total benefits and expenses	11,382	2,167	4,053	562	4,504	96

Adjusted operating income (loss) before income taxes	1,661	550	359	254	784	(286)

	Quarter Ended June 30, 2017
		U.S. Individual	U.S. Workplace		International	Corporate
		Solutions	Solutions	PGIM	Insurance	and Other
	Total	Division	Division	Division	Division	Operations
Revenues (1):
Premiums	7,557	271	3,259	—	4,032	(5)
Policy charges and fee income	794	472	223	—	112	(13)
Net investment income	3,335	667	1,257	37	1,260	114
Asset management fees, commissions and other income	1,342	550	230	750	79	(267)

Total revenues	13,028	1,960	4,969	787	5,483	(171)

Benefits and Expenses (1):
Insurance and annuity benefits	7,386	360	3,601	—	3,422	3
Interest credited to policyholders’ account balances	953	255	476	—	222	—
Interest expense	326	179	8	7	3	129
Deferral of acquisition costs	(755)	(246)	(9)	(1)	(507)	8
Amortization of acquisition costs	662	360	6	2	304	(10)
General and administrative expenses	3,228	997	443	561	1,216	11

Total benefits and expenses	11,800	1,905	4,525	569	4,660	141

Adjusted operating income (loss) before income taxes	1,228	55	444	218	823	(312)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to noncontrolling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

COMBINING STATEMENTS OF OPERATIONS

(in millions)

	Six Months Ended June 30, 2018
		U.S. Individual	U.S. Workplace		International	Corporate
		Solutions	Solutions	PGIM	Insurance	and Other
	Total	Division	Division	Division	Division	Operations

Revenues (1):
Premiums	13,348	529	4,527	—	8,308	(16)
Policy charges and fee income	3,145	2,481	417	—	272	(25)
Net investment income	6,741	1,343	2,509	48	2,621	220
Asset management fees, commissions and other income	2,684	1,041	464	1,594	127	(542)

Total revenues	25,918	5,394	7,917	1,642	11,328	(363)

Benefits and Expenses (1):
Insurance and annuity benefits	14,013	1,472	5,337	—	7,215	(11)
Interest credited to policyholders’ account balances	1,843	540	843	—	460	—
Interest expense	687	381	17	20	9	260
Deferral of acquisition costs	(1,402)	(519)	(17)	(3)	(888)	25
Amortization of acquisition costs	1,085	453	14	4	637	(23)
General and administrative expenses	6,310	1,962	992	1,135	2,255	(34)

Total benefits and expenses	22,536	4,289	7,186	1,156	9,688	217

Adjusted operating income (loss) before income taxes	3,382	1,105	731	486	1,640	(580)

	Six Months Ended June 30, 2017
		U.S. Individual	U.S. Workplace		International	Corporate
		Solutions	Solutions	PGIM	Insurance	and Other
	Total	Division	Division	Division	Division	Operations
Revenues (1):
Premiums	13,331	526	4,823	—	7,994	(12)
Policy charges and fee income	2,349	1,704	425	—	246	(26)
Net investment income	6,689	1,339	2,570	69	2,465	246
Asset management fees, commissions and other income	2,666	1,051	471	1,474	187	(517)

Total revenues	25,035	4,620	8,289	1,543	10,892	(309)

Benefits and Expenses (1):
Insurance and annuity benefits	13,532	1,090	5,583	—	6,855	4
Interest credited to policyholders’ account balances	1,873	518	907	—	448	—
Interest expense	648	349	15	12	6	266
Deferral of acquisition costs	(1,479)	(508)	(16)	(3)	(972)	20
Amortization of acquisition costs	1,143	559	11	6	589	(22)
General and administrative expenses	6,430	1,971	914	1,114	2,344	87

Total benefits and expenses	22,147	3,979	7,414	1,129	9,270	355

Adjusted operating income (loss) before income taxes	2,888	641	875	414	1,622	(664)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to noncontrolling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

CONSOLIDATED BALANCE SHEETS

(in millions)

	06/30/2017	09/30/2017	12/31/2017	03/31/2018	06/30/2018

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost $303,287; $307,527; $312,385; $319,180; $317,548)	335,254	340,100	346,780	347,630	341,151
Fixed maturities, held-to-maturity, at amortized cost (fair value $2,516; $2,475; $2,430; $2,511; $2,388)	2,123	2,084	2,049	2,120	2,020
Fixed maturities, trading, at fair value (amortized cost $3,893; $3,379; $3,509; $2,852; $2,980) (1)	3,814	3,340	3,507	2,885	2,916
Assets supporting experience-rated contractholder liabilities, at fair value	22,073	22,126	22,097	21,637	21,497
Equity securities, at fair value (cost $8,413; $8,116; $5,154; $5,382; $5,374) (1)	11,235	10,854	7,329	7,289	7,191
Commercial mortgage and other loans	54,915	55,373	56,045	58,098	58,622
Policy loans	11,719	11,765	11,891	12,036	11,935
Other invested assets (1)	13,626	13,714	13,373	14,044	13,459
Short-term investments (1)	3,642	5,535	6,800	5,752	5,728

Total investments	458,401	464,891	469,871	471,491	464,519
Cash and cash equivalents	16,605	14,541	14,490	15,676	14,918
Accrued investment income	3,228	3,278	3,325	3,169	3,235
Deferred policy acquisition costs	18,715	18,724	18,992	19,649	19,643
Value of business acquired	1,897	1,817	1,591	1,995	2,027
Other assets (3)	16,526	16,985	17,250	17,112	16,860
Separate account assets	297,433	301,110	306,617	300,585	298,658

Total assets	812,805	821,346	832,136	829,677	819,860

Liabilities:
Future policy benefits	250,706	252,339	257,317	261,144	260,435
Policyholders’ account balances	147,554	148,342	148,189	149,917	149,359
Securities sold under agreements to repurchase	8,817	8,145	8,400	8,633	9,540
Cash collateral for loaned securities	4,036	4,697	4,354	4,312	4,307
Income taxes (3)	11,679	12,557	9,648	9,296	7,888
Senior short-term debt	1,779	2,358	1,380	1,383	2,056
Senior long-term debt	11,806	10,532	10,550	11,516	10,706
Junior subordinated long-term debt	5,820	6,621	6,622	6,627	6,026
Notes issued by consolidated variable interest entities	2,176	1,517	1,518	954	937
Other liabilities	22,192	22,396	23,030	23,135	21,356
Separate account liabilities	297,433	301,110	306,617	300,585	298,658

Total liabilities	763,998	770,614	777,625	777,502	771,268

Equity:
Accumulated other comprehensive income (2)	16,362	16,598	17,074	14,761	11,655
Other equity (2)(3)	32,249	33,942	37,162	37,069	36,577

Total Prudential Financial, Inc. equity	48,611	50,540	54,236	51,830	48,232

Noncontrolling Interest	196	192	275	345	360

Total Equity	48,807	50,732	54,511	52,175	48,592

Total liabilities and equity	812,805	821,346	832,136	829,677	819,860

(1)	2017 amounts have been reclassified to conform to current period presentation.
(2)	Total equity for March 31, 2018 includes the cumulative effect of adoption of ASU 2016-01, effective January 1, 2018, which includes an increase in “Other equity” of $904 million and a decrease in Accumulated other comprehensive income of $847 million.
(3)	2017 amounts include an increase resulting from the elimination of Gibraltar Life’s one-month reporting lag.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

COMBINING BALANCE SHEETS BY DIVISION

(in millions)

	As of June 30, 2018

			PFI Excluding	U.S. Individual	U.S. Workplace		International	Corporate
	Consolidated	Closed Block	Closed Block	Solutions	Solutions	PGIM	Insurance	and Other
	PFI	Division	Division	Division	Division	Division	Division	Operations
Assets:
Total investments	464,519	58,784	405,735	60,074	126,814	3,897	194,175	20,775
Deferred policy acquisition costs	19,643	281	19,362	10,865	310	—	8,466	(279)
Other assets	37,040	1,718	35,322	14,282	8,318	2,779	11,157	(1,214)
Separate account assets	298,658	—	298,658	175,897	83,251	40,577	3,739	(4,806)

Total assets	819,860	60,783	759,077	261,118	218,693	47,253	217,537	14,476

Liabilities:
Future policy benefits	260,435	48,518	211,917	22,454	63,242	—	118,499	7,722
Policyholders’ account balances	149,359	5,097	144,262	35,552	57,002	—	50,856	852
Debt	18,788	—	18,788	7,492	806	1,655	126	8,709
Other liabilities	44,028	8,876	35,152	6,556	5,736	2,621	16,831	3,408
Separate account liabilities	298,658	—	298,658	175,897	83,251	40,577	3,739	(4,806)

Total liabilities	771,268	62,491	708,777	247,951	210,037	44,853	190,051	15,885

Equity:
Accumulated other comprehensive income (loss) (1)	11,655	(18)	11,673	(164)	1,063	(76)	12,728	(1,878)
Other equity (1)	36,577	(1,701)	38,278	13,316	7,541	2,001	14,695	725

Total Prudential Financial, Inc. equity	48,232	(1,719)	49,951	13,152	8,604	1,925	27,423	(1,153)

Noncontrolling Interest	360	11	349	15	52	475	63	(256)

Total Equity	48,592	(1,708)	50,300	13,167	8,656	2,400	27,486	(1,409)

Total liabilities and equity	819,860	60,783	759,077	261,118	218,693	47,253	217,537	14,476

	As of December 31, 2017

			PFI Excluding	U.S. Individual	U.S. Workplace		International	Corporate
	Consolidated	Closed Block	Closed Block	Solutions	Solutions	PGIM	Insurance	and Other
	PFI	Division	Division	Division	Division	Division	Division	Operations
Assets:
Total investments	469,871	61,291	408,580	62,322	131,957	5,143	189,454	19,704
Deferred policy acquisition costs	18,992	299	18,693	10,535	308	—	8,214	(364)
Other assets (2)	36,656	1,543	35,113	14,473	7,820	2,823	10,244	(247)
Separate account assets	306,617	—	306,617	180,321	85,120	41,978	3,735	(4,537)

Total assets	832,136	63,133	769,003	267,651	225,205	49,944	211,647	14,556

Liabilities:
Future policy benefits	257,317	48,870	208,447	24,446	64,246	—	114,515	5,240
Policyholders’ account balances	148,189	5,147	143,042	34,429	58,252	—	50,353	8
Debt	18,552	—	18,552	7,970	845	1,936	120	7,681
Other liabilities (2)	46,950	10,831	36,119	6,624	6,573	3,667	16,005	3,250
Separate account liabilities	306,617	—	306,617	180,321	85,120	41,978	3,735	(4,537)

Total liabilities	777,625	64,848	712,777	253,790	215,036	47,581	184,728	11,642

Equity:
Accumulated other comprehensive income (loss)	17,074	(1)	17,075	1,062	3,087	(102)	13,891	(863)
Other equity (2)(3)	37,162	(1,716)	38,878	12,798	7,075	2,030	12,979	3,996

Total Prudential Financial, Inc. equity	54,236	(1,717)	55,953	13,860	10,162	1,928	26,870	3,133

Noncontrolling Interest	275	2	273	1	7	435	49	(219)

Total Equity	54,511	(1,715)	56,226	13,861	10,169	2,363	26,919	2,914

Total liabilities and equity	832,136	63,133	769,003	267,651	225,205	49,944	211,647	14,556

(1)	Total equity for June 30, 2018 includes the cumulative effect of adoption of ASU 2016-01, effective January 1, 2018, which includes an increase in “Other equity” of $904 million and a decrease in Accumulated other comprehensive income of $847 million.
(2)	Prior period amounts include an increase resulting from the elimination of Gibraltar Life’s one-month reporting lag.
(3)	“Other equity” for December 31, 2017 includes estimated impacts of enactment of the Tax Act, including $1,678 million in Corporate and Other Operations related to the remeasurement of certain deferred tax assets and liabilities originally established through accumulated other comprehensive income.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED

(in millions)

	As of June 30, 2018				As of December 31, 2017
	Senior debt		Junior Subordinated Long-term Debt		Senior debt		Junior Subordinated Long-term Debt
	Short-term Debt	Long-term Debt		Total Debt	Short-term Debt	Long-term Debt		Total Debt
Borrowings by use of proceeds:
Capital Debt	749	5,050	6,026	11,825	—	5,402	6,622	12,024
Operating Debt - Investment related	747	3,848	—	4,595	676	3,306	—	3,982
Operating Debt - Specified businesses	519	1,098	—	1,617	704	1,043	—	1,747
Limited recourse and non-recourse borrowing	41	710	—	751	—	799	—	799

Total debt	2,056	10,706	6,026	18,788	1,380	10,550	6,622	18,552

	As of June 30, 2018				As of December 31, 2017
	The Prudential				The Prudential
	Prudential	Insurance Co.	Other		Prudential	Insurance Co.	Other
	Financial, Inc.	of America (1)(2)	Affiliates	Total	Financial, Inc.	of America (1)(2)	Affiliates	Total
Borrowings by sources:
Capital Debt	10,828	941	56	11,825	11,028	940	56	12,024
Operating Debt - Investment related	4,513	82	—	4,595	3,917	65	—	3,982
Operating Debt - Specified businesses	1,110	507	—	1,617	1,239	508	—	1,747
Limited recourse and non-recourse borrowing	—	751	—	751	—	799	—	799

Total debt	16,451	2,281	56	18,788	16,184	2,312	56	18,552

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $841 million of surplus notes as of June 30, 2018 and $840 million as of December 31, 2017.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL SOLUTIONS DIVISION

(in millions)

Year-to-date		%		2017			2018
2018	2017	Change		2Q	3Q	4Q	1Q	2Q

			Revenues (1):
529	526	1%	Premiums	271	264	253	267	262
2,481	1,704	46%	Policy charges and fee income	472	1,245	1,286	1,245	1,236
1,343	1,339	0%	Net investment income	667	666	685	657	686
1,041	1,051	-1%	Asset management fees, commissions and other income	550	540	525	508	533

5,394	4,620	17%	Total revenues	1,960	2,715	2,749	2,677	2,717

			Benefits and Expenses (1):
1,472	1,090	35%	Insurance and annuity benefits	360	642	722	735	737
540	518	4%	Interest credited to policyholders’ account balances	255	263	268	265	275
381	349	9%	Interest expense	179	183	186	186	195
(519)	(508)	-2%	Deferral of acquisition costs	(246)	(232)	(265)	(249)	(270)
453	559	-19%	Amortization of acquisition costs	360	187	201	202	251
1,962	1,971	0%	General and administrative expenses	997	945	998	983	979

4,289	3,979	8%	Total benefits and expenses	1,905	1,988	2,110	2,122	2,167

1,105	641	72%	Adjusted operating income before income taxes	55	727	639	555	550

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL SOLUTIONS DIVISION

(in millions)

	Six Months Ended June 30, 2018			Quarter Ended June 30, 2018
	Total			Total
	U.S. Individual			U.S. Individual
	Solutions	Individual	Individual	Solutions	Individual	Individual
	Division	Annuities	Life	Division	Annuities	Life
Revenues (1):
Premiums	529	71	458	262	30	232
Policy charges and fee income	2,481	1,448	1,033	1,236	721	515
Net investment income	1,343	343	1,000	686	174	512
Asset management fees, commissions and other income	1,041	656	385	533	341	192

Total revenues	5,394	2,518	2,876	2,717	1,266	1,451

Benefits and Expenses (1):
Insurance and annuity benefits	1,472	157	1,315	737	73	664
Interest credited to policyholders’ account balances	540	166	374	275	88	187
Interest expense	381	34	347	195	16	179
Deferral of acquisition costs	(519)	(197)	(322)	(270)	(107)	(163)
Amortization of acquisition costs	453	257	196	251	146	105
General and administrative expenses	1,962	1,075	887	979	543	436

Total benefits and expenses	4,289	1,492	2,797	2,167	759	1,408

Adjusted operating income before income taxes	1,105	1,026	79	550	507	43

	Six Months Ended June 30, 2017			Quarter Ended June 30, 2017
	Total			Total
	U.S. Individual			U.S. Individual
	Solutions	Individual	Individual	Solutions	Individual	Individual
	Division	Annuities	Life	Division	Annuities	Life
Revenues (1):
Premiums	526	80	446	271	41	230
Policy charges and fee income	1,704	1,371	333	472	712	(240)
Net investment income	1,339	374	965	667	184	483
Asset management fees, commissions and other income	1,051	696	355	550	369	181

Total revenues	4,620	2,521	2,099	1,960	1,306	654

Benefits and Expenses (1):
Insurance and annuity benefits	1,090	159	931	360	71	289
Interest credited to policyholders’ account balances	518	164	354	255	77	178
Interest expense	349	31	318	179	17	162
Deferral of acquisition costs	(508)	(159)	(349)	(246)	(80)	(166)
Amortization of acquisition costs	559	230	329	360	102	258
General and administrative expenses	1,971	1,016	955	997	507	490

Total benefits and expenses	3,979	1,441	2,538	1,905	694	1,211

Adjusted operating income (loss) before income taxes	641	1,080	(439)	55	612	(557)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2017			2018
2018	2017		2Q	3Q	4Q	1Q	2Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
165,153	153,295	Beginning total account value	156,830	159,202	162,107	165,153	161,171
2,136	1,470	Sales: Highest Daily Suite - risk retained by Prudential (1)	688	576	817	1,010	1,126
1	20	Highest Daily Suite - externally reinsured living benefits	6	7	—	1	—
1,564	1,431	Other variable annuities (2)	799	735	796	683	881

3,701	2,921	Total sales	1,493	1,318	1,613	1,694	2,007
(5,796)	(4,708)	Surrenders and withdrawals	(2,382)	(2,288)	(2,721)	(2,867)	(2,929)

(2,095)	(1,787)	Net redemptions	(889)	(970)	(1,108)	(1,173)	(922)
(922)	(804)	Benefit payments	(391)	(359)	(395)	(453)	(469)

(3,017)	(2,591)	Net flows	(1,280)	(1,329)	(1,503)	(1,626)	(1,391)
(126)	10,329	Change in market value, interest credited, and other	4,578	5,170	5,494	(1,418)	1,292
(1,867)	(1,831)	Policy charges	(926)	(936)	(945)	(938)	(929)

160,143	159,202	Ending total account value	159,202	162,107	165,153	161,171	160,143

		Variable Annuities Account Value by Product:
117,348	116,905	Highest Daily Suite - risk retained by Prudential (1)	116,905	119,001	121,150	118,249	117,348
3,146	3,084	Highest Daily Suite - externally reinsured living benefits	3,084	3,153	3,227	3,165	3,146
39,649	39,213	Other variable annuities (2)	39,213	39,953	40,776	39,757	39,649

160,143	159,202	Ending total account value	159,202	162,107	165,153	161,171	160,143

		Fixed Annuities and other products:
3,473	3,488	Beginning total account value	3,489	3,492	3,493	3,473	3,480
90	26	Sales	14	11	5	30	60
(56)	(52)	Surrenders and withdrawals	(25)	(21)	(31)	(28)	(28)

34	(26)	Net sales (redemptions)	(11)	(10)	(26)	2	32
(171)	(166)	Benefit payments	(82)	(72)	(77)	(84)	(87)

(137)	(192)	Net flows	(93)	(82)	(103)	(82)	(55)
166	196	Interest credited and other	96	84	83	89	77
—	—	Policy charges	—	(1)	—	—	—

3,502	3,492	Ending total account value	3,492	3,493	3,473	3,480	3,502

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (3):
1,144	997	Insurance Agents	490	418	489	525	619
678	474	Wirehouses	238	202	303	323	355
1,709	1,204	Independent Financial Planners	631	597	713	758	951
260	272	Bank Distribution	148	112	113	118	142

3,791	2,947	Total	1,507	1,329	1,618	1,724	2,067

(1)	Includes variable annuities with “Highest Daily” optional living benefits retained by Prudential and predecessor “Lifetime Five” feature.
(2)	Includes Prudential Defined Income (PDI), Legacy Protection Plus (LPP) death benefit and products without guaranteed minimum income and withdrawal benefits.
(3)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2017			2018
2018	2017		2Q	3Q	4Q	1Q	2Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
9,892	9,892	Beginning balance	9,810	9,804	9,816	9,892	9,932
467	353	Premiums and deposits	168	130	167	211	256
(318)	(298)	Surrenders and withdrawals	(145)	(133)	(166)	(163)	(155)

149	55	Net sales (redemptions)	23	(3)	1	48	101
(206)	(201)	Benefit payments	(101)	(89)	(90)	(100)	(106)

(57)	(146)	Net flows	(78)	(92)	(89)	(52)	(5)
130	114	Interest credited and other	56	63	71	61	69
(33)	(56)	Net transfers (to) from separate account	16	42	94	31	(64)
—	—	Policy charges	—	(1)	—	—	—

9,932	9,804	Ending balance	9,804	9,816	9,892	9,932	9,932

		Account Values in Separate Account (1):
158,734	146,891	Beginning balance	150,509	152,890	155,784	158,734	154,719
3,324	2,594	Premiums and deposits	1,339	1,199	1,451	1,513	1,811
(5,534)	(4,462)	Surrenders and withdrawals	(2,262)	(2,176)	(2,586)	(2,732)	(2,802)

(2,210)	(1,868)	Net redemptions	(923)	(977)	(1,135)	(1,219)	(991)
(887)	(769)	Benefit payments	(372)	(342)	(382)	(437)	(450)

(3,097)	(2,637)	Net flows	(1,295)	(1,319)	(1,517)	(1,656)	(1,441)
(90)	10,411	Change in market value, interest credited and other	4,618	5,191	5,506	(1,390)	1,300
33	56	Net transfers (to) from general account	(16)	(42)	(94)	(31)	64
(1,867)	(1,831)	Policy charges	(926)	(936)	(945)	(938)	(929)

153,713	152,890	Ending balance	152,890	155,784	158,734	154,719	153,713

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2017			2018
	2Q	3Q	4Q	1Q	2Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	3,661	3,530	3,380	3,134	2,950
Guaranteed minimum withdrawal benefits	494	483	477	450	433
Guaranteed minimum income benefits	2,755	2,772	2,791	2,690	2,651
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	125,869	128,465	131,146	128,176	127,490
Guaranteed minimum withdrawal & income benefits - externally reinsured	3,084	3,153	3,227	3,165	3,146

Total	135,863	138,403	141,021	137,615	136,670

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	111,750	113,691	115,690	112,913	112,055
Account Values with Auto-Rebalancing Feature - externally reinsured	3,084	3,153	3,227	3,165	3,146
Account Values without Auto-Rebalancing Feature	21,029	21,559	22,104	21,537	21,469

Total	135,863	138,403	141,021	137,615	136,670

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	3,594	3,250	2,928	3,506	3,775
Net Amount at Risk with Auto-Rebalancing Feature - externally reinsured	—	—	—	—	—
Net Amount at Risk without Auto-Rebalancing Feature	846	752	661	742	797

Total	4,440	4,002	3,589	4,248	4,572

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2017			2018
	2Q	3Q	4Q	1Q	2Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	123,591	126,009	128,545	125,515	124,777
Net amount at risk	323	297	285	356	456
Minimum return, anniversary contract value, or maximum contract value:
Account value	31,612	31,952	32,269	31,322	30,925
Net amount at risk	3,012	2,785	2,611	3,078	3,179

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	114,834	116,844	118,916	116,078	115,201
Account Values without Auto-Rebalancing Feature	40,369	41,117	41,898	40,759	40,501

Total	155,203	157,961	160,814	156,837	155,702

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,168	1,060	1,008	1,403	1,545
Net Amount at Risk without Auto-Rebalancing Feature	2,167	2,022	1,888	2,031	2,090

Total	3,335	3,082	2,896	3,434	3,635

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

U.S. INDIVIDUAL SOLUTIONS DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE

(in millions)

Year-to-date			2017			2018
2018	2017		2Q	3Q	4Q	1Q	2Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1):

103	103	Term life	54	57	53	49	54
45	93	Guaranteed Universal life	40	31	32	21	24
55	54	Other Universal life	33	28	43	26	29
64	49	Variable life	26	26	55	29	35

267	299	Total	153	142	183	125	142

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

63	56	Prudential Advisors	29	29	33	30	33
204	243	Third party distribution	124	113	150	95	109

267	299	Total	153	142	183	125	142

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
26,861	26,041	Beginning balance	26,358	26,399	26,612	26,861	27,420
1,472	1,636	Premiums and deposits	832	738	831	734	738
(542)	(522)	Surrenders and withdrawals	(289)	(228)	(281)	(249)	(293)

930	1,114	Net sales	543	510	550	485	445
(300)	(305)	Benefit payments	(123)	(121)	(140)	(145)	(155)

630	809	Net flows	420	389	410	340	290
1,051	143	Interest credited and other	(85)	119	131	524	527
238	212	Net transfers from separate account	106	116	110	119	119
(838)	(806)	Policy charges	(400)	(411)	(402)	(424)	(414)
—	—	Acquisition	—	—	—	—	—

27,942	26,399	Ending balance	26,399	26,612	26,861	27,420	27,942

		Separate Account Liabilities:
32,085	28,455	Beginning balance	29,669	30,259	31,100	32,085	31,897
798	785	Premiums and deposits	343	330	491	419	379
(565)	(447)	Surrenders and withdrawals	(227)	(338)	(464)	(253)	(312)

233	338	Net sales (redemptions)	116	(8)	27	166	67
(101)	(90)	Benefit payments	(44)	(32)	(47)	(55)	(46)

132	248	Net flows	72	(40)	(20)	111	21
912	2,224	Change in market value, interest credited and other	851	1,227	1,347	51	861
(238)	(212)	Net transfers to general account	(106)	(116)	(110)	(119)	(119)
(461)	(456)	Policy charges	(227)	(230)	(232)	(231)	(230)
—	—	Acquisition	—	—	—	—	—

32,430	30,259	Ending balance	30,259	31,100	32,085	31,897	32,430

		FACE AMOUNT IN FORCE (3):

		Term life	736,348	745,849	753,804	761,014	770,208
		Guaranteed Universal life	139,663	141,031	142,546	143,449	144,110
		Other Universal life	46,328	46,888	47,516	47,842	48,598
		Variable life	162,452	162,660	163,174	162,514	162,762

		Total	1,084,791	1,096,429	1,107,040	1,114,820	1,125,678

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

COMBINED STATEMENTS OF OPERATIONS - U.S. WORKPLACE SOLUTIONS DIVISION

(in millions)

Year-to-date		%		2017			2018
2018	2017	Change		2Q	3Q	4Q	1Q	2Q

			Revenues (1):
4,527	4,823	-6%	Premiums	3,259	2,962	4,651	1,838	2,689
417	425	-2%	Policy charges and fee income	223	204	199	200	217
2,509	2,570	-2%	Net investment income	1,257	1,226	1,323	1,238	1,271
464	471	-1%	Asset management fees, commissions and other income	230	230	230	229	235

7,917	8,289	-4%	Total revenues	4,969	4,622	6,403	3,505	4,412

			Benefits and Expenses (1):
5,337	5,583	-4%	Insurance and annuity benefits	3,601	3,391	5,134	2,212	3,125
843	907	-7%	Interest credited to policyholders’ account balances	476	434	440	408	435
17	15	13%	Interest expense	8	7	9	8	9
(17)	(16)	-6%	Deferral of acquisition costs	(9)	(9)	(11)	(5)	(12)
14	11	27%	Amortization of acquisition costs	6	17	12	5	9
992	914	9%	General and administrative expenses	443	473	506	505	487

7,186	7,414	-3%	Total benefits and expenses	4,525	4,313	6,090	3,133	4,053

731	875	-16%	Adjusted operating income before income taxes	444	309	313	372	359

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

COMBINING STATEMENTS OF OPERATIONS - U.S. WORKPLACE SOLUTIONS DIVISION

(in millions)

	Six Months Ended June 30, 2018			Quarter Ended June 30, 2018
	Total			Total
	U.S. Workplace			U.S. Workplace
	Solutions		Group	Solutions		Group
	Division	Retirement	Insurance	Division	Retirement	Insurance
Revenues (1):
Premiums	4,527	2,332	2,195	2,689	1,597	1,092
Policy charges and fee income	417	123	294	217	63	154
Net investment income	2,509	2,195	314	1,271	1,112	159
Asset management fees, commissions and other income	464	427	37	235	216	19

Total revenues	7,917	5,077	2,840	4,412	2,988	1,424

Benefits and Expenses (1):
Insurance and annuity benefits	5,337	3,242	2,095	3,125	2,093	1,032
Interest credited to policyholders’ account balances	843	701	142	435	362	73
Interest expense	17	16	1	9	8	1
Deferral of acquisition costs	(17)	(16)	(1)	(12)	(11)	(1)
Amortization of acquisition costs	14	11	3	9	7	2
General and administrative expenses	992	529	463	487	252	235

Total benefits and expenses	7,186	4,483	2,703	4,053	2,711	1,342

Adjusted operating income before income taxes	731	594	137	359	277	82

	Six Months Ended June 30, 2017			Quarter Ended June 30, 2017
	Total			Total
	U.S. Workplace			U.S. Workplace
	Solutions		Group	Solutions		Group
	Division	Retirement	Insurance	Division	Retirement	Insurance
Revenues (1):
Premiums	4,823	2,745	2,078	3,259	2,233	1,026
Policy charges and fee income	425	117	308	223	59	164
Net investment income	2,570	2,252	318	1,257	1,104	153
Asset management fees, commissions and other income	471	430	41	230	211	19

Total revenues	8,289	5,544	2,745	4,969	3,607	1,362

Benefits and Expenses (1):
Insurance and annuity benefits	5,583	3,566	2,017	3,601	2,649	952
Interest credited to policyholders’ account balances	907	773	134	476	409	67
Interest expense	15	12	3	8	6	2
Deferral of acquisition costs	(16)	(16)	—	(9)	(9)	—
Amortization of acquisition costs	11	8	3	6	4	2
General and administrative expenses	914	496	418	443	240	203

Total benefits and expenses	7,414	4,839	2,575	4,525	3,299	1,226

Adjusted operating income before income taxes	875	705	170	444	308	136

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

U.S. WORKPLACE SOLUTIONS - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2017			2018
2018	2017		2Q	3Q	4Q	1Q	2Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
234,616	202,802	Beginning total account value	210,400	214,731	227,438	234,616	236,120
17,634	11,507	Deposits and sales	4,771	11,188	6,832	9,922	7,712
(14,624)	(12,476)	Withdrawals and benefits	(5,786)	(5,132)	(7,203)	(8,154)	(6,470)
3,296	12,898	Change in market value, interest credited, interest income and other activity	5,346	6,651	7,549	(264)	3,560

240,922	214,731	Ending total account value	214,731	227,438	234,616	236,120	240,922

3,010	(969)	Net additions (withdrawals)	(1,015)	6,056	(371)	1,768	1,242

		Stable value account values included above	48,829	48,834	48,667	48,692	48,882

		Institutional Investment Products:
194,492	183,376	Beginning total account value	185,115	186,610	188,399	194,492	191,518
6,149	6,599	Additions	2,557	4,764	10,267	688	5,461
(8,740)	(8,412)	Withdrawals and benefits	(4,171)	(3,552)	(5,442)	(4,889)	(3,851)
984	2,902	Change in market value, interest credited and interest income	1,673	1,341	947	(214)	1,198
(1,163)	2,145	Other (1)	1,436	(764)	321	1,441	(2,604)

191,722	186,610	Ending total account value	186,610	188,399	194,492	191,518	191,722

(2,591)	(1,813)	Net additions (withdrawals)	(1,614)	1,212	4,825	(4,201)	1,610

		Amounts included in ending total account value above:
67,406	69,808	Investment-only stable value wraps	69,808	69,637	69,239	66,518	67,406
41,325	33,138	Longevity reinsurance (2)	33,138	36,053	40,072	41,173	41,325
82,991	83,664	Group annuities and other products	83,664	82,709	85,181	83,827	82,991

191,722	186,610	Ending total account value	186,610	188,399	194,492	191,518	191,722

(1)	“Other” activity includes the effect of foreign exchange rate changes associated with our United Kingdom longevity reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2)	Represents notional amounts based on present value of future benefits under longevity reinsurance contracts which have not been significantly pre-funded.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

U.S. WORKPLACE SOLUTIONS DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2017			2018
2018	2017		2Q	3Q	4Q	1Q	2Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
289	242	Group life	56	23	22	243	46
154	129	Group disability	14	12	12	140	14

443	371	Total	70	35	34	383	60

		Future Policy Benefits (1)(2):
		Group life	2,139	2,087	2,286	2,216	2,180
		Group disability	20	9	2	26	19

		Total	2,159	2,096	2,288	2,242	2,199

		Policyholders’ Account Balances (1):
		Group life	8,516	8,599	8,737	8,675	8,769
		Group disability	212	231	246	174	181

		Total	8,728	8,830	8,983	8,849	8,950

		Separate Account Liabilities (1):
		Group life	24,073	23,922	23,955	24,353	23,758
		Group disability	—	—	—	—	—

		Total	24,073	23,922	23,955	24,353	23,758

		Group Life Insurance:
2,121	2,092	Gross premiums, policy charges and fee income (3)	1,054	1,013	1,019	1,046	1,075
1,996	1,966	Earned premiums, policy charges and fee income	981	965	955	1,000	996

87.9%	89.3%	Benefits ratio (4)	86.3%	87.0%	89.3%	87.2%	88.6%
12.1%	10.6%	Administrative operating expense ratio	10.5%	11.2%	12.5%	11.6%	12.6%
		Persistency ratio	94.6%	93.9%	93.8%	95.7%	95.3%

		Group Disability Insurance:
512	470	Gross premiums, policy charges and fee income (3)	237	239	244	251	261
493	420	Earned premiums, policy charges and fee income	209	220	222	243	250

75.3%	75.5%	Benefits ratio (4)	76.7%	78.7%	85.6%	79.0%	71.6%
26.7%	29.2%	Administrative operating expense ratio	29.0%	29.2%	29.8%	27.1%	26.4%
		Persistency ratio	93.4%	91.7%	91.4%	94.9%	94.7%

		Total Group Insurance:
85.4%	86.8%	Benefits ratio (4)	84.5%	85.5%	88.6%	85.6%	85.3%
14.9%	14.1%	Administrative operating expense ratio	13.9%	14.6%	15.8%	14.6%	15.3%

(1)	As of end of period.
(2)	The amounts shown exclude liabilities for unpaid claims and claim adjustment expenses.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.
(4)	Benefit ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefit ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 86.9%, 47.5%, and 80.0% for the three months ended June 30, 2017, respectively, and 87.5%, 64.0%, and 82.8% for the three months ended June 30, 2018, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

STATEMENTS OF OPERATIONS - PGIM DIVISION

(in millions)

Year-to-date		%		2017			2018
2018	2017	Change		2Q	3Q	4Q	1Q	2Q

			Revenues (1):
—	—	—	Premiums	—	—	—	—	—
—	—	—	Policy charges and fee income	—	—	—	—	—
48	69	-30%	Net investment income	37	55	46	17	31
1,594	1,474	8%	Asset management fees, commissions and other income	750	772	939	809	785

1,642	1,543	6%	Total revenues	787	827	985	826	816

			Benefits and Expenses (1):
—	—	—	Insurance and annuity benefits	—	—	—	—	—
—	—	—	Interest credited to policyholders’ account balances	—	—	—	—	—
20	12	67%	Interest expense	7	7	8	9	11
(3)	(3)	0%	Deferral of acquisition costs	(1)	(2)	(1)	(2)	(1)
4	6	-33%	Amortization of acquisition costs	2	2	3	2	2
1,135	1,114	2%	General and administrative expenses	561	561	669	585	550

1,156	1,129	2%	Total benefits and expenses	569	568	679	594	562

486	414	17%	Adjusted operating income before income taxes	218	259	306	232	254

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

PGIM DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

			Supplementary Revenue Information (in millions):
Year-to-date		%		2017			2018
2018	2017	Change		2Q	3Q	4Q	1Q	2Q

			Analysis of revenues by type:
1,262	1,167	8%	Asset management fees	592	619	631	633	629
138	127	9%	Other related revenues (1)	69	83	229	73	65
242	249	-3%	Service, distribution and other revenues	126	125	125	120	122

1,642	1,543	6%	Total PGIM revenues	787	827	985	826	816

			Analysis of asset management fees by source:
591	554	7%	Institutional customers	279	296	297	296	295
436	379	15%	Retail customers	194	203	218	217	219
235	234	0%	General account	119	120	116	120	115

1,262	1,167	8%	Total asset management fees	592	619	631	633	629

Supplementary Assets Under Management Information (in billions):
	June 30, 2018
		Fixed	Real
	Equity	Income	Estate	Total
Institutional customers	62.2	386.1	42.5	490.8
Retail customers	133.4	117.1	1.5	252.0
General account	5.5	405.9	1.9	413.3

Total	201.1	909.1	45.9	1,156.1

	June 30, 2017
		Fixed	Real
	Equity	Income	Estate	Total
Institutional customers	62.1	357.1	42.0	461.2
Retail customers	124.2	105.5	1.5	231.2
General account	6.5	404.0	1.8	412.3

Total	192.8	866.6	45.3	1,104.7

(1)	Other related revenues for 4Q17 include $95 million of revenues associated with noncontrolling interests which are fully offset in general and administrative expenses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

PGIM DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION

(in billions)

Year-to-date			2017			2018
2018	2017		2Q	3Q	4Q	1Q	2Q

		Institutional Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
437.9	386.4	Beginning assets under management	399.1	414.6	431.0	437.9	438.6
37.2	33.1	Additions	17.2	15.9	16.2	19.4	17.8
(31.9)	(26.1)	Withdrawals	(10.7)	(11.2)	(16.3)	(19.6)	(12.3)
(5.1)	20.4	Change in market value	10.8	9.1	8.5	(0.8)	(4.3)
2.1	0.3	Net money market flows	(1.7)	2.6	(1.6)	1.8	0.3
(0.7)	0.5	Other	(0.1)	—	0.1	(0.1)	(0.6)

439.5	414.6	Ending assets under management	414.6	431.0	437.9	438.6	439.5
51.3	46.6	Affiliated institutional assets under management	46.6	47.3	51.6	51.0	51.3

490.8	461.2	Total assets managed for institutional customers at end of period	461.2	478.3	489.5	489.6	490.8

5.3	7.0	Net institutional additions (withdrawals), excluding money market activity	6.5	4.7	(0.1)	(0.2)	5.5

		Retail Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
164.3	136.6	Beginning assets under management	144.2	150.0	157.5	164.3	166.2
28.0	23.8	Additions	10.8	11.9	14.0	14.6	13.4
(25.2)	(22.5)	Withdrawals	(9.6)	(10.6)	(12.5)	(13.6)	(11.6)
4.6	12.0	Change in market value	4.6	6.2	5.3	0.9	3.7
—	—	Net money market flows	—	—	—	—	—
(0.1)	0.1	Other	—	—	—	—	(0.1)

171.6	150.0	Ending assets under management	150.0	157.5	164.3	166.2	171.6
80.4	81.2	Affiliated retail assets under management	81.2	82.4	81.3	80.0	80.4

252.0	231.2	Total assets managed for retail customers at end of period	231.2	239.9	245.6	246.2	252.0

2.8	1.3	Net retail additions, excluding money market activity	1.2	1.3	1.5	1.0	1.8

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2017			2018
2018	2017		2Q	3Q	4Q	1Q	2Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
5,130	4,871	Beginning balance	4,865	5,312	5,089	5,130	5,083
197	159	Capitalization	80	71	84	90	107
(257)	(230)	Amortization - operating results	(102)	(116)	(118)	(111)	(146)
(101)	555	Amortization - realized investment gains and losses	505	(173)	82	(62)	(39)
78	(43)	Impact of unrealized (gains) or losses on AFS securities	(36)	(5)	(7)	36	42
—	—	Other	—	—	—	—	—

5,047	5,312	Ending balance	5,312	5,089	5,130	5,083	5,047

		INDIVIDUAL LIFE INSURANCE:
5,405	5,278	Beginning balance	5,393	5,330	5,355	5,405	5,637
322	349	Capitalization	166	161	181	159	163
(196)	(329)	Amortization - operating results	(258)	(71)	(83)	(91)	(105)
11	107	Amortization - realized investment gains and losses	105	(2)	(4)	9	2
276	(75)	Impact of unrealized (gains) or losses on AFS securities	(76)	(63)	(44)	155	121

5,818	5,330	Ending balance	5,330	5,355	5,405	5,637	5,818

		GROUP INSURANCE:
162	176	Beginning balance	175	173	163	162	161
1	—	Capitalization	—	—	—	—	1
(3)	(3)	Amortization - operating results	(2)	(10)	(1)	(1)	(2)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

160	173	Ending balance	173	163	162	161	160

		DEFERRED SALES INDUCEMENTS
		INDIVIDUAL ANNUITIES:
1,125	1,082	Beginning balance	1,064	1,211	1,133	1,125	1,083
1	1	Capitalization	1	1	—	1	—
(71)	(71)	Amortization - operating results	(30)	(34)	(36)	(31)	(40)
(24)	209	Amortization - realized investment gains and losses	184	(43)	29	(20)	(4)
20	(10)	Impact of unrealized (gains) or losses on AFS securities	(8)	(2)	(1)	8	12
—	—	Other	—	—	—	—	—

1,051	1,211	Ending balance	1,211	1,133	1,125	1,083	1,051

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		%		2017			2018
2018	2017	Change		2Q	3Q	4Q	1Q	2Q

			Revenues (1):
8,308	7,994	4%	Premiums	4,032	3,891	3,822	4,541	3,767
272	246	11%	Policy charges and fee income	112	128	129	143	129
2,621	2,465	6%	Net investment income	1,260	1,278	1,284	1,301	1,320
127	187	-32%	Asset management fees, commissions and other income	79	79	57	55	72

11,328	10,892	4%	Total revenues	5,483	5,376	5,292	6,040	5,288

			Benefits and Expenses (1):
7,215	6,855	5%	Insurance and annuity benefits	3,422	3,342	3,291	3,915	3,300
460	448	3%	Interest credited to policyholders’ account balances	222	230	221	238	222
9	6	50%	Interest expense	3	4	3	4	5
(888)	(972)	9%	Deferral of acquisition costs	(507)	(417)	(418)	(475)	(413)
637	589	8%	Amortization of acquisition costs	304	275	274	331	306
2,255	2,344	-4%	General and administrative expenses	1,216	1,143	1,144	1,171	1,084

9,688	9,270	5%	Total benefits and expenses	4,660	4,577	4,515	5,184	4,504

1,640	1,622	1%	Adjusted operating income before income taxes	823	799	777	856	784

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Six Months Ended June 30, 2018			Quarter Ended June 30, 2018
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	8,308	4,354	3,954	3,767	1,982	1,785
Policy charges and fee income	272	200	72	129	94	35
Net investment income	2,621	1,124	1,497	1,320	562	758
Asset management fees, commissions and other income	127	87	40	72	49	23

Total revenues	11,328	5,765	5,563	5,288	2,687	2,601

Benefits and Expenses (1):
Insurance and annuity benefits	7,215	3,898	3,317	3,300	1,793	1,507
Interest credited to policyholders’ account balances	460	126	334	222	55	167
Interest expense	9	5	4	5	3	2
Deferral of acquisition costs	(888)	(457)	(431)	(413)	(206)	(207)
Amortization of acquisition costs	637	337	300	306	164	142
General and administrative expenses	2,255	1,064	1,191	1,084	502	582

Total benefits and expenses	9,688	4,973	4,715	4,504	2,311	2,193

Adjusted operating income before income taxes	1,640	792	848	784	376	408

	Six Months Ended June 30, 2017			Quarter Ended June 30, 2017
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	7,994	4,049	3,945	4,032	1,933	2,099
Policy charges and fee income	246	173	73	112	77	35
Net investment income	2,465	1,025	1,440	1,260	516	744
Asset management fees, commissions and other income	187	108	79	79	51	28

Total revenues	10,892	5,355	5,537	5,483	2,577	2,906

Benefits and Expenses (1):
Insurance and annuity benefits	6,855	3,577	3,278	3,422	1,711	1,711
Interest credited to policyholders’ account balances	448	118	330	222	56	166
Interest expense	6	4	2	3	2	1
Deferral of acquisition costs	(972)	(528)	(444)	(507)	(263)	(244)
Amortization of acquisition costs	589	299	290	304	151	153
General and administrative expenses	2,344	1,148	1,196	1,216	591	625

Total benefits and expenses	9,270	4,618	4,652	4,660	2,248	2,412

Adjusted operating income before income taxes	1,622	737	885	823	329	494

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2017			2018
2018	2017		2Q	3Q	4Q	1Q	2Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
3,417	3,158	Japan, excluding Gibraltar Life	1,467	1,459	1,439	1,880	1,537
4,026	4,018	Gibraltar Life	2,134	1,989	1,893	2,206	1,820
1,137	1,064	All other countries	543	571	619	598	539

8,580	8,240	Total	4,144	4,019	3,951	4,684	3,896

		Annualized new business premiums:
424	587	Japan, excluding Gibraltar Life	251	162	164	234	190
806	840	Gibraltar Life (2)	413	403	352	407	399
223	234	All other countries	106	115	129	117	106

1,453	1,661	Total (2)	770	680	645	758	695

		Annualized new business premiums by distribution channel:
647	821	Life Planner Operations	357	277	293	351	296
430	396	Gibraltar Life Consultants (2)	210	178	167	196	234
262	301	Banks (2)	133	178	136	158	104
114	143	Independent Agency (2)	70	47	49	53	61

1,453	1,661	Total (2)	770	680	645	758	695

		Constant exchange rate basis (3):
		Net premiums, policy charges and fee income:
3,362	3,185	Japan, excluding Gibraltar Life	1,466	1,458	1,456	1,842	1,520
3,970	4,066	Gibraltar Life	2,144	1,988	1,903	2,168	1,802
1,094	1,037	All other countries	528	547	594	562	532

8,426	8,288	Total	4,138	3,993	3,953	4,572	3,854

		Annualized new business premiums:
420	592	Japan, excluding Gibraltar Life	251	162	165	232	188
804	843	Gibraltar Life (2)	413	403	353	405	399
212	225	All other countries	102	108	121	108	104

1,436	1,660	Total (2)	766	673	639	745	691

		Annualized new business premiums by distribution channel:
632	817	Life Planner Operations	353	270	286	340	292
429	398	Gibraltar Life Consultants (2)	210	178	167	195	234
262	301	Banks (2)	133	178	136	158	104
113	144	Independent Agency (2)	70	47	50	52	61

1,436	1,660	Total (2)	766	673	639	745	691

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	2017 sales amounts have been revised from the elimination of Gibraltar Life’s one-month reporting lag.
(3)

Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 111 per U.S. dollar and Korean won 1,150 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2017			2018
	2Q	3Q	4Q	1Q	2Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	334	337	339	343	347
Gibraltar Life	335	338	340	341	342
All other countries	126	127	130	132	125

Total	795	802	809	816	814

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	3,632	3,674	3,714	3,773	3,814
Gibraltar Life	7,207	7,222	7,220	7,219	7,217
All other countries	2,122	2,146	2,169	2,134	2,096

Total	12,961	13,042	13,103	13,126	13,127

International life insurance policy persistency:

Life Planner Operations:
13 months	93.0%	92.9%	92.9%	92.9%	93.3%
25 months	86.5%	86.1%	86.2%	86.6%	86.9%

Gibraltar Life (3):
13 months	93.4%	93.4%	93.4%	93.5%	93.6%
25 months	86.9%	87.2%	87.2%	87.2%	87.1%

Number of Life Planners at end of period:
Japan	3,861	3,951	3,941	4,076	3,964
All other countries	3,874	3,880	3,890	3,695	3,674

Total Life Planners	7,735	7,831	7,831	7,771	7,638

Gibraltar Life Consultants	8,509	8,327	8,326	8,137	7,938

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 111 per U.S. dollar and Korean won 1,150 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	June 30, 2018				December 31, 2017
	Total	Closed Block	PFI Excluding Closed Block Division		Total	Closed Block	PFI Excluding Closed Block Division
	Portfolio	Division	Amount	% of Total	Portfolio	Division	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	283,522	26,291	257,231	64.2%	287,878	27,448	260,430	64.7%
Public, held-to-maturity, at amortized cost	1,747	—	1,747	0.4%	1,747	—	1,747	0.4%
Private, available-for-sale, at fair value	57,178	13,088	44,090	11.0%	58,293	13,814	44,479	11.1%
Private, held-to-maturity, at amortized cost	273	—	273	0.1%	302	—	302	0.1%
Fixed maturities, trading, at fair value (1)	1,774	190	1,584	0.4%	1,789	200	1,589	0.4%
Assets supporting experience-rated contractholder liabilities, at fair value	21,497	—	21,497	5.4%	22,097	—	22,097	5.5%
Equity securities, at fair value (1)	6,577	2,149	4,428	1.1%	6,755	2,479	4,276	1.1%
Commercial mortgage and other loans, at book value	58,252	8,898	49,354	12.2%	55,411	9,017	46,394	11.5%
Policy loans, at outstanding balance	11,935	4,469	7,466	1.9%	11,891	4,543	7,348	1.8%
Other invested assets (1)(2)	11,218	3,335	7,883	2.0%	10,669	3,159	7,510	1.9%
Short-term investments	5,701	364	5,337	1.3%	6,734	631	6,103	1.5%

Subtotal (3)	459,674	58,784	400,890	100.0%	463,566	61,291	402,275	100.0%

Invested assets of other entities and operations (4)	4,845	—	4,845		6,305	—	6,305

Total investments	464,519	58,784	405,735		469,871	61,291	408,580

Fixed Maturities by Credit Quality (3)(5):

	June 30, 2018					December 31, 2017
	PFI Excluding Closed Block Division					PFI Excluding Closed Block Division
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:
NAIC Rating (6)
1	199,475	23,488	2,406	220,557	85.1%	195,968	26,830	872	221,926	84.4%
2	26,870	1,685	752	27,803	10.7%	26,795	3,040	142	29,693	11.3%

Subtotal - High or Highest Quality Securities	226,345	25,173	3,158	248,360	95.8%	222,763	29,870	1,014	251,619	95.7%

3	5,809	249	164	5,894	2.3%	5,541	442	44	5,939	2.3%
4	3,754	351	98	4,007	1.5%	3,457	467	77	3,847	1.5%
5	771	128	30	869	0.3%	781	179	32	928	0.4%
6	191	8	3	196	0.1%	196	10	3	203	0.1%

Subtotal - Other Securities	10,525	736	295	10,966	4.2%	9,975	1,098	156	10,917	4.3%

Total	236,870	25,909	3,453	259,326	100.0%	232,738	30,968	1,170	262,536	100.0%

Private Fixed Maturities:

NAIC Rating (6)
1	12,039	423	215	12,247	27.6%	11,823	720	53	12,490	27.9%
2	25,180	900	627	25,453	57.3%	23,956	1,520	193	25,283	56.5%

Subtotal - High or Highest Quality Securities	37,219	1,323	842	37,700	84.9%	35,779	2,240	246	37,773	84.4%

3	4,820	110	118	4,812	10.8%	4,660	228	35	4,853	10.8%
4	1,152	24	29	1,147	2.6%	1,224	34	28	1,230	2.7%
5	686	24	11	699	1.6%	885	46	25	906	2.0%
6	24	2	1	25	0.1%	40	4	3	41	0.1%

Subtotal - Other Securities	6,682	160	159	6,683	15.1%	6,809	312	91	7,030	15.6%

Total	43,901	1,483	1,001	44,383	100.0%	42,588	2,552	337	44,803	100.0%

(1)	Prior period amounts have been reclassified to conform to current period presentation.
(2)	Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(3)	Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as “Separate account assets” on our balance sheet.
(4)	Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(5)	Excludes fixed maturity securities classified as trading.
(6)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of June 30, 2018 and December 31, 2017, 1,018 securities with amortized cost of $4,209 million (fair value $4,178 million) and 982 securities with amortized cost of $6,022 million (fair value $6,217 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS (1)

(in millions)

	June 30, 2018		December 31, 2017
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	130,921	75.3%	128,332	76.0%
Public, held-to-maturity, at amortized cost	1,747	1.0%	1,747	1.0%
Private, available-for-sale, at fair value	15,185	8.7%	14,538	8.6%
Private, held-to-maturity, at amortized cost	273	0.2%	302	0.2%
Fixed maturities, trading, at fair value (3)	180	0.1%	257	0.1%
Assets supporting experience-rated contractholder liabilities, at fair value	2,570	1.5%	2,586	1.5%
Equity securities, at fair value (3)	2,191	1.2%	2,151	1.3%
Commercial mortgage and other loans, at book value	16,287	9.4%	14,268	8.5%
Policy loans, at outstanding balance	2,613	1.5%	2,545	1.5%
Other invested assets (3)(4)	1,577	0.9%	2,021	1.2%
Short-term investments	416	0.2%	244	0.1%

Total	173,960	100.0%	168,991	100.0%

	June 30, 2018		December 31, 2017
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	126,310	55.7%	132,098	56.6%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	28,905	12.7%	29,941	12.8%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Fixed maturities, trading, at fair value (3)	1,404	0.6%	1,332	0.6%
Assets supporting experience-rated contractholder liabilities, at fair value	18,927	8.3%	19,511	8.3%
Equity securities, at fair value (3)	2,237	1.0%	2,125	0.9%
Commercial mortgage and other loans, at book value	33,067	14.6%	32,126	13.8%
Policy loans, at outstanding balance	4,853	2.1%	4,803	2.1%
Other invested assets (3)(4)	6,306	2.8%	5,489	2.4%
Short-term investments	4,921	2.2%	5,859	2.5%

Total	226,930	100.0%	233,284	100.0%

(1)	Excludes Closed Block Division.
(2)	Excludes assets classified as “Separate account assets” on our balance sheet.
(3)	Prior period amounts have been reclassified to conform to current period presentation.
(4)	Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

INVESTMENT RESULTS (1)

(in millions)

	Quarter Ended June 30
	2018			2017
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (5)	Amount	(Losses)	Yield (5)	Amount	(Losses)
General Account (2)
Fixed maturities (3)	3.84%	2,669	197	3.85%	2,511	182
Equity securities	3.50%	39	—	4.71%	95	48
Commercial mortgage and other loans	4.00%	431	(3)	4.13%	400	(5)
Policy loans	4.81%	90	—	4.87%	87	—
Short-term investments and cash equivalents	2.01%	71	3	1.27%	39	—
Other investments (3)	4.21%	99	341	6.41%	133	(1,407)

Gross investment income before investment expenses	3.83%	3,399	538	3.93%	3,265	(1,182)
Investment expenses	-0.15%	(159)	—	-0.14%	(117)	—

Subtotal	3.68%	3,240	538	3.79%	3,148	(1,182)

Investment results of other entities and operations (4)		265	37		269	8
Less, investment income related to adjusted operating income reconciling items		(101)			(82)

Total		3,404	575		3,335	(1,174)

	Six Months Ended June 30
	2018			2017
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (5)	Amount	(Losses)	Yield (5)	Amount	(Losses)
General Account (2)
Fixed maturities (3)	3.86%	5,294	247	3.87%	4,968	315
Equity securities	2.61%	57	—	4.24%	167	74
Commercial mortgage and other loans	4.01%	843	(3)	4.07%	775	(5)
Policy loans	4.82%	178	—	4.88%	173	—
Short-term investments and cash equivalents	1.82%	132	2	1.20%	74	—
Other investments (3)	3.87%	180	699	8.85%	358	(1,402)

Gross investment income before investment expenses	3.81%	6,684	945	3.97%	6,515	(1,018)
Investment expenses	-0.15%	(298)	—	-0.14%	(230)	—

Subtotal	3.66%	6,386	945	3.83%	6,285	(1,018)

Investment results of other entities and operations (4)		524	57		548	(2)
Less, investment income related to adjusted operating income reconciling items		(169)			(144)

Total		6,741	1,002		6,689	(1,020)

(1)	Excludes Closed Block Division.
(2)	Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our investment management operations, including assets that are managed for third parties, and those assets classified as “Separate account assets” on our balance sheet.
(3)	Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in “Other investments.” Realized gains / (losses) for “Other investments” includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4)	Includes invested income of commercial loans, assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and our investment management and derivative operations.
(5)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities and securities lending activity. Yields for fixed maturities are based on quarterly average amortized cost. Yields for fixed maturities, short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period yields have been revised to conform with current period presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended June 30
	2018			2017
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities (2)	2.87%	922	259	3.05%	910	183
Equity securities	5.48%	30	—	2.86%	21	21
Commercial mortgage and other loans	3.93%	156	(2)	4.26%	133	(1)
Policy loans	3.83%	25	—	3.95%	25	—
Short-term investments and cash equivalents	1.92%	10	—	1.44%	4	—
Other investments (2)(3)	6.47%	33	(87)	8.24%	39	117

Gross investment income before investment expenses	3.08%	1,176	170	3.24%	1,132	320
Investment expenses	-0.13%	(60)	—	-0.12%	(44)	—

Total	2.95%	1,116	170	3.12%	1,088	320

	Six Months Ended June 30
	2018			2017
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities (2)	2.92%	1,845	348	3.05%	1,786	373
Equity securities	3.54%	38	—	2.45%	36	34
Commercial mortgage and other loans	3.92%	299	(2)	4.11%	250	—
Policy loans	3.86%	50	—	3.94%	48	—
Short-term investments and cash equivalents	1.91%	17	—	1.34%	7	—
Other investments (2)(3)	5.62%	60	6	8.60%	73	186

Gross investment income before investment expenses	3.08%	2,309	352	3.21%	2,200	593
Investment expenses	-0.13%	(113)	—	-0.12%	(87)	—

Total	2.95%	2,196	352	3.09%	2,113	593

(1)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities and securities lending activity. Yields for fixed maturities are based on quarterly average amortized cost. Yields for fixed maturities, short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period yields have been revised to conform with current period presentation.
(2)	Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in “Other investments”.
(3)	Realized gains / (losses) for “Other investments” includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)

(in millions)

	Quarter Ended June 30
	2018			2017
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (4)	Amount		Yield (4)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.68%	1,747	(62)	4.53%	1,601	(1)
Equity securities	1.56%	9	—	5.83%	74	27
Commercial mortgage and other loans	4.04%	275	(1)	4.06%	267	(4)
Policy loans	5.35%	65	—	5.35%	62	—
Short-term investments and cash equivalents	2.02%	61	3	1.26%	35	—
Other investments (3)	3.60%	66	428	5.87%	94	(1,524)

Gross investment income before investment expenses	4.40%	2,223	368	4.43%	2,133	(1,502)
Investment expenses	-0.17%	(99)	—	-0.15%	(73)	—

Total	4.23%	2,124	368	4.28%	2,060	(1,502)

	Six Months Ended June 30
	2018			2017
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (4)	Amount		Yield (4)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.65%	3,449	(101)	4.55%	3,182	(58)
Equity securities	1.68%	19	—	5.34%	131	40
Commercial mortgage and other loans	4.05%	544	(1)	4.05%	525	(5)
Policy loans	5.34%	128	—	5.36%	125	—
Short-term investments and cash equivalents	1.81%	115	2	1.19%	67	—
Other investments (3)	3.36%	120	693	8.92%	285	(1,588)

Gross investment income before investment expenses	4.36%	4,375	593	4.52%	4,315	(1,611)
Investment expenses	-0.16%	(185)	—	-0.16%	(143)	—

Total	4.20%	4,190	593	4.36%	4,172	(1,611)

(1)	Excludes Closed Block Division.
(2)	Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our investment management operations, including assets that are managed for third parties, and those assets classified as “Separate account assets” on our balance sheet.
(3)	Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in “Other investments.” Realized gains / (losses) for “Other investments” includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities and securities lending activity. Yields for fixed maturities are based on quarterly average amortized cost. Yields for fixed maturities, short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period yields have been revised to conform with current period presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES

(in millions)

	Three Months Ended June 30, 2018								Three Months Ended June 30, 2017
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience-rated contractholder liabilities due to asset value changes	Closed Block Division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block Division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues:

Premiums	6,710	—	—	—	600	128	—	7,438	7,557	—	—	—	670	99	—	8,326
Policy charges and fee income	1,570	(92)	—	—	—	2	—	1,480	794	(69)	—	—	—	—	—	725
Net investment income	3,404	(10)	—	—	591	111	—	4,096	3,335	(9)	—	—	672	91	—	4,089
Realized investment gains (losses), net	151	434	—	—	110	(10)	—	685	161	(1,372)	—	—	82	37	—	(1,092)
Asset management fees, commissions and other income	1,208	(31)	(193)	—	87	(88)	(27)	956	1,181	4	201	—	25	1	(19)	1,393

Total revenues	13,043	301	(193)	—	1,388	143	(27)	14,655	13,028	(1,446)	201	—	1,449	228	(19)	13,441

Benefits and Expenses:

Insurance and annuity benefits	7,160	(24)	—	—	1,288	1,628	—	10,052	7,386	(69)	—	—	1,328	174	—	8,819
Interest credited to policyholders’ account balances	932	9	—	(85)	33	5	—	894	953	(184)	—	145	33	—	—	947
Interest expense	347	—	—	—	—	1	—	348	326	—	—	—	—	1	—	327
Deferral of acquisition costs	(684)	—	—	—	—	(2)	—	(686)	(755)	—	—	—	—	—	—	(755)
Amortization of acquisition costs	555	48	—	—	8	2	—	613	662	(586)	—	—	8	—	—	84
General and administrative expenses	3,072	(9)	—	—	90	35	(4)	3,184	3,228	72	—	—	98	18	(5)	3,411

Total benefits and expenses	11,382	24	—	(85)	1,419	1,669	(4)	14,405	11,800	(767)	—	145	1,467	193	(5)	12,833

	Six Months Ended June 30, 2018								Six Months Ended June 30, 2017
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience-rated contractholder liabilities due to asset value changes	Closed Block Division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block Division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues:

Premiums	13,348	—	—	—	1,151	250	—	14,749	13,331	—	—	—	1,274	202	—	14,807
Policy charges and fee income	3,145	(163)	—	—	—	2	—	2,984	2,349	(91)	—	—	—	—	—	2,258
Net investment income	6,741	(20)	—	—	1,184	189	—	8,094	6,689	(17)	—	—	1,317	161	—	8,150
Realized investment gains (losses), net	214	867	—	—	108	(79)	—	1,110	283	(1,345)	—	—	355	42	—	(665)
Asset management fees, commissions and other income	2,470	(367)	(596)	—	108	(87)	(53)	1,475	2,383	(81)	245	—	60	4	(50)	2,561

Total revenues	25,918	317	(596)	—	2,551	275	(53)	28,412	25,035	(1,534)	245	—	3,006	409	(50)	27,111

Benefits and Expenses:

Insurance and annuity benefits	14,013	(86)	—	—	2,323	1,805	—	18,055	13,532	(108)	—	—	2,708	327	—	16,459
Interest credited to policyholders’ account balances	1,843	34	—	(503)	66	4	—	1,444	1,873	(209)	—	157	66	—	—	1,887
Interest expense	687	—	—	—	—	2	—	689	648	—	—	—	1	2	—	651
Deferral of acquisition costs	(1,402)	—	—	—	—	(3)	—	(1,405)	(1,479)	—	—	—	—	—	—	(1,479)
Amortization of acquisition costs	1,085	95	—	—	18	3	—	1,201	1,143	(639)	—	—	19	—	—	523
General and administrative expenses	6,310	(67)	—	—	184	62	(4)	6,485	6,430	63	—	—	196	39	(8)	6,720

Total benefits and expenses	22,536	(24)	—	(503)	2,591	1,873	(4)	26,469	22,147	(893)	—	157	2,990	368	(8)	24,761

(1)	See page 37 for a definition of AOI.
(2)	U.S. generally accepted accounting principles

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES

(in millions)

	Three Months Ended September 30, 2017								Three Months Ended December 31, 2017
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience-rated contractholder liabilities due to asset value changes	Closed Block Division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block Division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues:

Premiums	7,111	—	—	—	578	106	—	7,795	8,720	—	—	—	674	95	—	9,489
Policy charges and fee income	1,565	(63)	—	—	—	—	—	1,502	1,604	(61)	—	—	—	—	—	1,543
Net investment income	3,345	(9)	—	—	666	74	—	4,076	3,465	(12)	—	—	670	86	—	4,209
Realized investment gains (losses), net	121	1,377	—	—	107	3	—	1,608	82	(663)	—	—	72	(2)	—	(511)
Asset management fees, commissions and other income	1,219	27	85	—	25	2	(26)	1,332	1,379	121	6	—	28	2	(1)	1,535

Total revenues	13,361	1,332	85	—	1,376	185	(26)	16,313	15,250	(615)	6	—	1,444	181	(1)	16,265

Benefits and Expenses:

Insurance and annuity benefits	7,376	(46)	—	—	1,207	156	—	8,693	9,163	85	—	—	1,311	174	—	10,733
Interest credited to policyholders’ account balances	927	43	—	31	34	—	—	1,035	929	(25)	—	(37)	33	—	—	900
Interest expense	330	—	—	—	—	—	—	330	344	—	—	—	—	2	—	346
Deferral of acquisition costs	(653)	—	—	—	—	—	—	(653)	(686)	—	—	—	—	—	—	(686)
Amortization of acquisition costs	470	165	—	—	8	—	—	643	480	(76)	—	—	10	—	—	414
General and administrative expenses	3,127	6	—	—	94	19	(2)	3,244	3,448	(18)	—	—	94	18	(100)	3,442

Total benefits and expenses	11,577	168	—	31	1,343	175	(2)	13,292	13,678	(34)	—	(37)	1,448	194	(100)	15,149

	Three Months Ended March 31, 2018
		Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience-rated contractholder liabilities due to asset value changes	Closed Block Division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues:

Premiums	6,638	—	—	—	551	122	—	7,311
Policy charges and fee income	1,575	(71)	—	—	—	—	—	1,504
Net investment income	3,337	(10)	—	—	593	78	—	3,998
Realized investment gains (losses), net	63	433	—	—	(2)	(69)	—	425
Asset management fees, commissions and other income	1,262	(336)	(403)	—	21	1	(26)	519

Total revenues	12,875	16	(403)	—	1,163	132	(26)	13,757

Benefits and Expenses:

Insurance and annuity benefits	6,853	(62)	—	—	1,035	177	—	8,003
Interest credited to policyholders’ account balances	911	25	—	(418)	33	(1)	—	550
Interest expense	340	—	—	—	—	1	—	341
Deferral of acquisition costs	(718)	—	—	—	—	(1)	—	(719)
Amortization of acquisition costs	530	47	—	—	10	1	—	588
General and administrative expenses	3,238	(58)	—	—	94	27	—	3,301

Total benefits and expenses	11,154	(48)	—	(418)	1,172	204	—	12,064

(1)	See page 37 for a definition of AOI.
(2)	U.S. generally accepted accounting principles

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance that excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. However, the effectiveness of our hedging program will ultimately be reflected in adjusted operating income over time. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. In addition, adjusted operating income excludes the results of divested businesses, which are not relevant to our ongoing operations. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to “Net income” as determined in accordance with U.S. GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Prudential Financial, Inc. Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Equity represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Prudential Financial, Inc. divided by the number of Common shares outstanding at end of period, on a diluted basis. Book value per share excluding accumulated other comprehensive income (loss) (“AOCI”) and adjusted to remove amount included for remeasurement of foreign currency exchange rate and certain deferred taxes is a non-GAAP measure. These items are excluded in order to highlight the book value attributable to our core business operations. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations separate from the portion that is affected by capital and currency market conditions and by isolating the accounting impact associated with insurance liabilities that are generally not marked to market and the supporting investments that are marked to market through AOCI under GAAP as well as remeasurement of deferred tax assets and liabilities, for the fourth quarter of 2017 only, originally established through AOCI, related to enactment of the Tax Cuts and Jobs Act on December 22, 2017. However, book value per share excluding both AOCI and adjusted to remove amount included for foreign currency exchange rate remeasurement and certain deferred taxes is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Book value per share of Common Stock - including AOCI: As of the second and third quarters of 2017, book value including AOCI per share of common stock includes a $500 million increase in equity and a 5.75 million increase in diluted shares, reflecting the dilutive impact of exchangeable surplus notes (“ESNs”) when book value per share of common stock is greater than $86.92. Reflecting the dilutive impact of ESNs when book value per share is greater than $85.00, to calculate book value including AOCI per share of common stock as of December 31, 2017, March 31, 2018 and June 30, 2018, equity is increased by $500 million and diluted shares include 5.88 million shares.

Book value per share of Common Stock - excluding AOCI, and excluding AOCI and remeasurement of foreign currency and certain deferred taxes: The ESNs are subject to customary antidilution adjustments and the exchange rate is accordingly revalued in the fourth quarter of each year. As of second and third quarters of 2017, the conversion of ESNs is antidilutive as book value excluding AOCI per share of common stock and book value excluding AOCI and remeasurement of foreign currency and certain deferred taxes per share of common stock is less than $86.92. Reflecting the dilutive impact of ESNs when book value per share is greater than $85.00, for the fourth quarter of 2017 and the first and second quarters of 2018, to calculate book value excluding AOCI per share of common stock and book value excluding AOCI and remeasurement of foreign currency and certain deferred taxes per share of common stock equity is increased by $500 million and diluted shares include 5.88 million shares.

Diluted shares as of the second and third quarters of 2017 do not include shares related to ESNs due to the antidilutive impact of conversion of ESNs when book value per share of common stock (i.e., book value excluding AOCI per share of common stock and book value excluding AOCI and remeasurement of foreign currency and certain deferred taxes per share of common stock) is less than $86.92. Diluted shares as of December 31, 2017, March 31, 2018 and June 30, 2018 include 5.88 million shares due to the dilutive impact of conversion of ESNs when book value per share of common stock (i.e., book value excluding AOCI per share of common stock and book value excluding AOCI and remeasurement of foreign currency and certain deferred taxes per share of common stock) is greater than $85.00.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Operating Debt - Specified Businesses:

Borrowings primarily associated with the investment management business.

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

11. Divested Businesses:

Businesses that have been sold or exited, including businesses that have been placed in wind down, but that did not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Full Service Retirement:

The Full Service Retirement line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to Retirement customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life:

Includes results from consolidated joint venture operation of Gibraltar Life and Other Operations.

17. Gibraltar Life Consultants:

Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Captive insurance Advisors in our Life Planner Operations.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

26. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

27. Prudential Advisors:

Captive financial professionals and field managers in our insurance operations in the United States.

28. Prudential Advisor productivity:

Commissions on new sales of all products by Prudential Advisors under contract for the entire period, divided by the number of those Prudential Advisors. Excludes commissions on new sales by Prudential Advisors hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

29. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

30. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2018

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of August 1, 2018

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A1	AA-
PRUCO Life Insurance Company	A+	AA-	A1	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR*	AA-
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	AA-
Prudential Retirement Insurance and Annuity Company	A+	AA-	A1	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
Prudential Life Insurance Co. of Taiwan, Inc.	NR	twAA+	NR	NR

CREDIT RATINGS:
as of August 1, 2018

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	Baa1	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa2	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A3	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A2	A+

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A1	AA-

*	NR indicates not rated.
(1)	Prudential Life Insurance Co. of Taiwan was assigned a financial strength rating by Taiwan Ratings Corporation, a partner of Standard and Poor’s.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.